                                                                   EXHIBIT 10.15

                            CONTRIBUTION AGREEMENT


          This CONTRIBUTION AGREEMENT ("AGREEMENT") is made as of this 31st day of July, 1997 among Meyer Haberman, Jack H. Thomas, Eugene B. Johnson and Bugger Associates, Inc., a Delaware corporation (collectively, the "FOUNDERS"), and MJD Partners, L.P., a Delaware limited partnership ("PARTNERS").

                                   RECITALS:

          WHEREAS, each Founder is the owner of certain subordinated promissory notes (collectively, the "NOTES") of MJD Communications, Inc., a Delaware corporation ("MJD"), in the amounts set forth opposite such Founder's name on Schedule A attached hereto;

          WHEREAS, each Founder has been unable to locate the original Notes owned by such Founder and has executed a Lost Note Indemnity Agreement dated July 31, 1997;

          WHEREAS, on the date hereof and as evidenced by cross receipts being executed by each Founder, the unpaid interest due on the Notes is being paid by the Company to the Founders;

          WHEREAS, the Founders hold partnership interests in Partners and desire to contribute to Partners all right, title and interest in the Notes in a transaction to be treated as a nontaxable contribution to capital pursuant to
Section 721 of the Internal Revenue Code of 1986, as amended (the "CODE").

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties hereto agree as follows:


                                  AGREEMENTS:

          1.   Contribution of Notes.  Each Founder shall contribute, transfer
               ---------------------
and assign to Partners all of such Founder's right, title and interest in each Note set forth opposite such Founder's name on Schedule A attached hereto, free and clear of all restrictions, liens, security interests and other encumbrances.
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          2.   Payment of Accrued Interest.  Each Founder acknowledges and
               ---------------------------
agrees that he has been paid all accrued and unpaid interest on each Note that he or it is contributing, transferring and assigning to Partners on the Closing Date (as hereinafter defined).

          3.   Closing.  The closing (the "CLOSING") of the transactions
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contemplated by this Agreement shall occur on the date (the "CLOSING DATE") and at the location of the closing of the transactions contemplated by the Stock Purchase Agreement dated as of March 6, 1997 by and among MJD, Partners, Carousel Capital Partners, L.P., Kelso Investment Associates V, L.P. and Kelso Equity Partners V, L.P. The following actions shall be deemed to occur simultaneously at the Closing:

               (a) each Founder shall deliver to Partners such instruments and agreements as may be appropriate, in each case duly executed by such Founder, contributing, assigning and transferring to Partners all of such Founder's right, title and interest in and to the Notes, free and clear of all restrictions, liens, security interests and other encumbrances;

               (b) Partners shall (i) cause the books and records of Partner's to reflect an increase in the basis of such Founder's partnership interest in Partners equal to the unpaid principal amount of the Notes contributed and (ii) execute and deliver such other instruments and agreements as may be appropriate, in each case duly executed by Partners.

          4.   Nontaxable Contribution to Capital.  The parties hereto hereby
               ----------------------------------
acknowledge and agree that they intend for the transactions contemplated by this Agreement to constitute a nontaxable contribution to capital pursuant to Section 721 of the Code.

          5.   Counterparts; Further Assurances.  This Agreement may be executed
               --------------------------------
in counterparts. The parties agree to execute such documents and instruments of assignment as may be necessary or expedient to carry out the transactions contemplated by this Agreement.

          6.   Miscellaneous.  This Agreement shall be governed by the laws of
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the State of New York without regard to the principles of conflicts of law thereof.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above set forth.

                                  MJD PARTNERS, L.P.

                                  By:  MJD Partners, Inc.,
                                       its general partner


                                  By:___________________________
                                  Title:________________________
                                  Print Name:___________________



                                  ______________________________
                                  Meyer Haberman



                                  ______________________________
                                  Jack H. Thomas



                                  ______________________________
                                  Eugene B. Johnson



                                  BUGGER ASSOCIATES, INC.


                                  By:___________________________
                                  Title:________________________
                                  Print Name:___________________

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                                   SCHEDULE A

                         SUBORDINATED PROMISSORY NOTES


Meyer Haberman
--------------

1) Subordinated Promissory Note dated as of April 30, 1993 in the principal amount of $187,500.00.

2) Subordinated Promissory Note dated as of May 31, 1993 in the principal amount of $45,657.89.


Jack H. Thomas
--------------

1) Subordinated Promissory Note dated as of April 30, 1993 in the principal amount of $165,000.00.

2) Subordinated Promissory Note dated as of May 31, 1993 in the principal amount of $40,178.95.

3) Subordinated Promissory Note dated as of December 7, 1993 in the principal amount of $22,500.00.


Eugene B. Johnson
-----------------

1) Subordinated Promissory Note dated as of April 30, 1993 in the principal amount of $60,000.00.

2) Subordinated Promissory Note dated as of May 31, 1993 in the principal amount of $14,610.53.

3) Subordinated Promissory Note dated as of December 7, 1993 in the principal amount of $15,000.00.


Bugger Associates, Inc.
-----------------------

1) Subordinated Promissory Note dated as of April 30, 1993 in the principal amount of $300,000.00.

2) Subordinated Promissory Note dated as of May 31, 1993 in the principal amount of $73,052.63.

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